UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________
Form 8-K
__________________
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	May 4, 2023

First Bancorp
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-15572	56-1421916
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

300 SW Broad Street,
Southern Pines,	NC	28387
(Address of Principal Executive Offices)		(Zip Code)

(910) 246-2500
____________________
(Registrant’s telephone number, including area code)

Not Applicable
___________________
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐
Securities registered pursuant to Section 12(b) of the Act:

Title of each class            Trading symbol            Name of each exchange on which registered:
Common Stock, No Par Value        FBNC                The Nasdaq Global Select Market

First Bancorp
INDEX

Page

Item 5.07 - Submission of Matters to a Vote of Security Holders	3

Signatures	4

Item 5.07 - Submission of Matters to a Vote of Security Holders

On May 4, 2023, First Bancorp (the “Company”) held its annual meeting of shareholders. At the meeting, the Company’s shareholders: (i) elected each of the 16 persons listed below under Proposal 1 to serve as a director of the Company until the 2024 annual meeting; (ii) ratified the appointment of BDO USA, LLP as the independent auditors of the Company for 2023; and (iii) approved, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (“Say-on- Pay”).

The following table shows the results of the voting at the annual meeting.

Proposal or Name of Nominee	Shares Voted "For"	Shares Voted "Against"	Shares Withheld	Shares Abstained	Broker Non-Votes
Proposal 1: To elect 16 nominees to the Board of Directors to serve until the 2024 annual meeting of shareholders, or until their successors are elected and qualified
Mary Clara Capel	27,965,462	—	1,000,117	—	5,282,286
James C. Crawford, III	24,079,877	—	4,885,702	—	5,282,286
Suzanne S. DeFerie	17,916,982	—	11,048,597	—	5,282,286
Abby J. Donnelly	28,275,134	—	690,445	—	5,282,286
Mason Y. Garrett	28,623,312	—	342,267	—	5,282,286
John B. Gould	28,262,088	—	703,491	—	5,282,286
Michael G. Mayer	28,059,464	—	906,115	—	5,282,286
John W. McCauley	28,578,140	—	387,439	—	5,282,286
Carlie C. McLamb, Jr.	28,578,105	—	387,474	—	5,282,286
Richard H. Moore	27,878,533	—	1,087,046	—	5,282,286
Dexter V. Perry	28,249,569	—	716,010	—	5,282,286
J. Randolph Potter	28,510,710	—	454,869	—	5,282,286
O. Temple Sloan, III	28,087,660	—	877,919	—	5,282,286
Frederick L. Taylor, II	28,022,275	—	943,304	—	5,282,286
Virginia C. Thomasson	28,135,596	—	829,983	—	5,282,286
Dennis A. Wicker	27,972,946	—	992,633	—	5,282,286

Proposal 2: To ratify the appointment of BDO USA, LLP as the independent auditors of the Company for 2023.
	34,137,713	46,904	—	63,248	—

Proposal 3: To approve, on a non-binding advisory basis, the compensation paid to the Company’s named executive officers (“Say-on-Pay”).
	26,803,249	1,968,244	—	194,086	5,282,286

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

First Bancorp

Dated: May 8, 2023	By:	/s/ Richard H. Moore
Richard H. Moore
Chief Executive Officer

4